Voya Retirement Insurance and Annuity Company

and its

Variable Annuity Account C

OPPORTUNITY PLUS

Supplement Dated December 17, 2024 to the Contract Prospectus,
Initial Summary Prospectus, and Updating Summary Prospectus,
each dated May 1, 2024, as amended

This supplement to the variable annuity account contract prospectus (“contract prospectus”), initial summary prospectus, and updating summary prospectus (“summary prospectuses”), updates and amends certain information contained in them. Please read this supplement carefully and keep it with the contract prospectus and summary prospectuses that you may have received, for future reference. Capitalized terms not defined in this supplement shall have the meaning given to them in the contract prospectus and summary prospectuses.

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NOTICE OF IMPORTANT INFORMATION ABOUT
UPCOMING FUND REORGANIZATIONS

On November 14, 2024, the Board of Trustees of Voya Funds Trust approved a proposal to reorganize the Disappearing Fund with and into the following “Acquiring Fund” (the “Reorganization”):

Disappearing Fund	Surviving Fund
Voya Floating Rate Fund – Class A	Voya Short Duration High Income Fund – Class A (a series of Voya Funds Trust)

The proposed Reorganization is subject to approval by the shareholders of the Disappearing Fund. A proxy statement/prospectus detailing the proposed Reorganization is expected to be mailed to the Disappearing Fund’s shareholders on or about February 28, 2025, and a shareholder meeting is scheduled to be held on or about May 6, 2025. The Disappearing Fund will notify its shareholders if shareholder approval of the proposed Reorganization is not obtained. If shareholder approval of the proposed Reorganization is obtained, it is expected that the proposed Reorganization will take place at the close of business on or about August 8, 2025 (the “Closing Date”). Additionally, any contingent deferred sales charge on a redemption of shares of the Disappearing Fund or on a redemption of shares of the Acquiring Fund acquired as a result of the Reorganization shall be waived from February 7, 2025 (the “Record Date”) through and until thirty (30) days following the Closing Date.

If shareholders of the Disappearing Fund approve the proposed Reorganization, from the open of business on June 1, 2025, through the close of business on August 8, 2025, the Disappearing Fund will be in a “transition period” during which time the Disappearing Fund’s holdings will be aligned with those of the Acquiring Fund. During this time, the Disappearing Fund may not be pursuing its investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply. The sales and purchases of securities during the transition period are expected to result in buy and sell transactions and such transactions may be made at a disadvantageous time.

Following the Reorganization, the Disappearing Fund’s shareholders will hold shares of the Acquiring Fund, as reflected in the table above.

X.75962-24C	December 2024

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On November 14, 2024, the Board of Directors of Voya Partners, Inc. approved a proposal to reorganize the Disappearing Portfolio with and into the following “Acquiring Portfolio” (the “Reorganization”):

Disappearing Portfolio	Acquiring Portfolio
Voya Solution 2025 Portfolio – Class I	Voya Solution Income Portfolio – Class I

Pursuant to disclosure in the Disappearing Portfolio’s Prospectus, the Reorganization is not subject to approval by shareholders of the Disappearing Portfolio. It is expected that the Reorganizations will occur on or about August 8, 2025.

Following the Reorganization, the Disappearing Portfolio’s shareholders will hold shares of the respective Acquiring Portfolio, as reflected in the table above.

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MORE INFORMATION IS AVAILABLE

More information about the funds available through your contract, including information about the risks associated with investing in them can be found in the contract prospectus, summary prospectus, and Statement of Additional Information for each fund. You may obtain these documents by contacting Customer Service:

If you received a summary prospectus for any of the funds available through your contract, you may obtain a full contract prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number, or sending an email request to the email address shown on the front of the fund’s summary prospectus.

Please retain this supplement for future reference.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided by) Voya Retirement Insurance and Annuity Company, One Orange Way, Windsor, CT 06095. Securities are distributed by Voya Financial Partners, LLC (member SIPC). Securities may also be distributed through other broker-dealers with which Voya Financial Partners, LLC has selling agreements.

X.75962-24C	December 2024